Exhibit 10.8

Spousal Consent Letter

I, [Name of Spouse] (ID number/passport number: [Number]), am the legal spouse of [Name of Shareholder] (ID number: [Number]). I hereby, on February 21, 2020, unconditionally and irrevocably consent to the execution of the following documents (hereinafter referred to as the “Restructuring Documents”) by [Name of Shareholder] on February 21, 2020, and consent to the disposal in accordance therewith of the equity in Beijing Huapin Borui Network Technology Co., Ltd. (hereinafter referred to as the “Domestic Company”) held by [Name of Shareholder] and registered in his name:

(1)	Equity Interest Pledge Agreement entered into with Beijing Glorywolf Co., Ltd. (hereinafter referred to as the “WFOE”), [Name of Shareholder] and the Domestic Company;

(2)	Exclusive Call Option Agreement entered into with the WFOE, [Name of Shareholder], and the Domestic Company; and

(3)	Power of Attorney executed by [Name of Shareholder].

I undertake not to make any claim with respect to [Name of Shareholder]’s equity in the Domestic Company. I further acknowledge that the performance of the Restructuring Documents and any further modification thereto or termination thereof by [Name of Shareholder] will require no stand-alone authorization or consent from me.

I undertake to execute all documents and take all actions necessary to ensure that the Restructuring Documents (as amended from time to time) are properly performed.

I agree and undertake that, if for any reason I acquire any of the equity held by [Name of Shareholder] in the Domestic Company, I shall be bound by the Restructuring Documents (as amended from time to time) and fulfill my obligations thereunder as a shareholder of the Domestic Company; moreover, for the purpose hereof, I shall, upon the request of the WFOE, execute a set of written documents in form and substance substantially the same as the Restructuring Documents (as amended from time to time).

The undersigned:

By:	/s/ [Name of Spouse]

Schedule of Material Differences

One or more Spousal Consent Letters using this form were executed. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Shareholder	Name of Spouse
1.	ZHAO Peng	LI Yumei
2.	YUE Xu	ZOU Qiang